Exhibit 3.14(a)

AGREEMENT FOR INCORPORATION

I. The undersigned agree to become a corporation by the name of CANNELTON COAL AND COKE COMPANY.

II. The Principal Place of Business of said Corporation be located in the town of Sault Ste Marie, Province of Ontario, Canada.

Its chief works will be located in Cabin Creek District, Kanawha County, and Falls District, Fayette County, West Virginia.

III. The objects and purposes for which this Corporation is formed are as follows:

          To purchase, lease, acquire and own in fee simple or other estates, land, tenements and hereditaments or any interest therein or appurtenant thereto; to sell, mortgage, convey, lease or sublet or in any way dispose of or encumber any property, interest or estate so acquired or held.

          To mine, buy, deal in and sell coal and iron are or other minerals; to bore for. produce, buy deal in and sell oil and natural gas; to manufacture, buy and sell coke, iron and other metals or any product or by-product which may be made from coal, iron am other minerals; to refine, and manufacture, bay, deal in and call oil and natural gas and any products or by-products thereof; to cut. saw, manufacture and work lumber and other products of wood; to buy, deal in and sell timber; and all products of wood; to manufacture, buy, deal in and sell fire brick, building brick, cement blocks and all products of clay or atone, and building materials of all kinds; to purchase, lease or otherwise acquire. own and operate, tramroads, steamboats, barges, wharves, docks, storage facilities, warehouses, elevators, care for the transportation of any or an the products of its business, and any and all transportation facilities, to carry on a general merchandise business to buy and sell, and act as factor or agent for the purchase or sale of coal, coke, iron ore, iron, metals and minerals of all kinds, boilers, engines, building materials of all kinds, boilers, engines, locomotives, motors, dynamos, mills, rail, wire, and machines and machinery of all kinds, belting, oils, tools, and mining, mill, electrical manufacturing and railway equipment. material and supplies of all kinds.

          To build, construct, complete and equip, for itself or for others, houses, factories and buildings of all kinds, tipples, inclines, shafts, mining plants, power plants and manufacturing plants of all kinds.

          To own and operate water works and all kinds of lighting plants, power plants and heating plants; generate, control, distribute and sell power, light and heat produced by electricity, stem, water or in any other way.

          And to engage in and carry on any other business necessary, proper or useful in connection with or incidental to any of the foregoing purposes.

IV. The amount of the total authorized capital stock of said corporation shall be FIVE HUNDRED THOUSAND ($500,000) DOLLARS which shall be divided into FIVE THOUSAND (5,000) shares of the par value of ONE HUNDRED ($100.00) DOLLARS each; of which authorized capital stock the amount of FIVE HUNDRED ($500,00) DOLLARS has been subscribed, and the amount of FIVE HUNDRED ($500.00) DOLLARS has been paid.

V. The names and post office addresses of the incorporators and the number of shares of stock subscribed for by each, are as follows:

                                              NO SHARES OF         TOTAL NO.
     NAME                  P.O. ADDRESSES     COMMON STOCK         OF SHARES
Angus W. McDonald,         Charleston, WV           1                 1
V. L. Black                Charleston, WV           1                 1
O. P. Fitzgerald, Jr.      Charleston, WV           1                 1
John Wehrle                Charleston, WV           1                 1
L. G. Summerfield          Charleston, WV           1                 1

VI. This corporation is to expire May 30. 1960.

           Given under our hands this 30th day of May, 1910.

/s/ Angus W. McDonald /s/ V. L. Black /s/ O. P. Fitzgerald, Jr. /s/ John Wehrle /s/ L. G. Summerfield

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, TO-WIT:

          I, S. P. Richmond, a Notary Public in and for the county and state aforesaid, hereby certify that Angus W. McDonald, John Wehrle, O. P. Fitzgerald, Jr., V. L. Black, and L. G. Summerfield, whose names are signed to the foregoing agreement bearing date on the 30th day of May, 1910, this day personally appeared before me in my said county and severally acknowledged their signatures to the same. And I further certify that Angus W. McDonald and L. G. Summerfield, two of the corporators named in the said agreement made oath before me that the amount therein stated to have been paid on the capital has been in good faith paid in, for the purposes and business of the intended corporation, without any intention or understanding that the same shall be withdrawn therefrom before the expiration or dissolution of this corporation.

           Given under my hard and official seal this 30th day of May, 1910.

/s/ S. P. Richmond Notary Public

My Commission Expires:
December 12, 19[illegible]

STATE OF WEST VIRGINIA

CERTIFICATE

          I, JOE F. BURDETT, Secretary of State of the State of West Virginia, hereby Certify that Paul Morton, President of CANNELTON COAL AND COKE COMPANY, a corporation created and organized under the law of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation,that, in accordance with the provisions of Code of West Virginia, Chapter 31, Article 1, Section 68, as amended; that all of the stockholders of Cannelton Coal and Coke Company assented thereby to the foregoing resolutions:

"1. RESOLVED: That Article I of the Agreement for Incorporation (charter) of this corporation be amended by changing said Article I so as to read as follows:

I. The undersigned agree to become a corporation by the name of Cannelton Coal Company.

2. RESOLVED: That Article II of the Agreement for Incorporation (charter) of this corporation be amended by changing said Article II so as to read as follows:

II. The principal place of business of said corporation shall be located in Cannelton, Kanawha County, West Virginia.

Its chief works will be located in Cabin Creek District, Kanawha County, and Falls District, Fayette County, West Virginia.

3. RESOLVED: That Article IV of the Agreement of Incorporation (charter) of this corporation be amended by changing Article IV so as to read as follows:

IV. The amount of the total authorized capital stock of said corporation shall be ONE MILLION DOLLARS ($1,000,000.00) which shall be divided into TEN THOUSAND (10,000) shares of the par value of ONE HUNDRED DOLLARS ($100.00) each; of which authorized capital stock the amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) has been paid.

4. RESOLVED: That the President of this corporation pursuant to, and as provided in, Code of West Virginia, Chapter 31, Article 1, Section 12, as amended, be and hereby is, authorized, empowered and directed to certify the foregoing resolution to the Secretary of State of the State of West Virginia, and deliver to him a certificate under the signature of the President, and under the seal, of this corporation, duly attested by the Secretary of this Corporation, showing the adoption of the foregoing resolutions as provided by law, and showing the fact and manner of adopting same, and of the assenting of all of the stockholders of this corporation to the foregoing resolutions and showing this consent in writing of all of the stockholders of this corporation.”

           WHEREFORE, I do declare said increases of the authorized capital stock as set forth in the foregoing resolutions is authorized by law, and that said corporation shall hereafter be known by the name of CANNELTON COAL COMPANY, with principal office being changed to Cannelton, Kanawha County, West Virginia, and the chief works located in Cabin Creek District, Kanawha County, and Falls District, Fayette county, West Virginia.

          Given under my hand and the Great Seal of the said State, at the City of Charleston, this THIRTIETH day of SEPTEMBER, 1959.

JOE F. BURDETT, Secretary of State

(G.S.)

CERTIFICATE OF PRESIDENT OF CANNELTON
COAL & COKE COMPANY

          The undersigned, Paul Morton, President of Cannelton Coal and Coke company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia, does hereby certify that the foregoing resolutions providing for the amendment of the Agreement of Incorporation (charter) of Cannelton Coal & Coke Company were duly adopted by all of the stockholders of Cannelton Coal & Coke Company by the execution by each of them of the foregoing Agreement of Stockholders in accordance with the provisions of Code of West Virginia, Chapter 31, Article 1, Section 68, as amended; and that all of the stockholders of Cannelton Coal & Coke Company assented thereby to the foregoing resolutions.

          IN WITNESS WHEREOF, the undersigned, Paul Morton, as President of Cannelton Coal & Coke Company, as required by law and pursuant to authority vested in him, has hereunto set his name under the seal of said Cannelton Coal & Coke Company, hereto affixed this 10 day of September, 1959.

CANNELTON COAL & COKE COMPANY BY /s/ Paul Morton President

(SEAL)

ATTEST:

/s/ [Illegible]
Secretary

STATE OF WEST VIRGINIA

COUNTY OF FAYETTE, to wit:

          I, Herbert L. Stone, a Notary Public of said County, do certify that Paul Morton, who signed the writing above, bearing date the 10 day of September, 1959, for CANNELTON COAL & COKE COMPANY, a corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

           Given under my hand this 10 day of September, 1959.

My commission expires Feb. 21, 1966.

/s/ Herbert L. Stone Notary Public

AGREEMENT OF STOCKHOLDERS OF
CANNELTON COAL AND COKE COMPANY

          THIS AGREEMENT, Made and entered into this 4th day of September, 1959, by and between the undersigned stockholders, who are all the stockholders, of Cannelton Coal and Coke Company, a corporation organized and existing under and by virtue of the laws of the State of West Virginia,

W I T N E S S E T H:

          WHEREAS, all of the stockholders of Cannelton Coal and Coke Company desire that the charter of said corporation be amended in certain respects, as hereinafter set forth:

          NOW, THEREFORE, the undersigned stockholders, pursuant to Code of West Virginia, Chapter 31, Article 1, Section 68, as amended, do hereby agree in writing that the following resolutions be, and they hereby are, adopted as the resolutions of the undersigned stockholders of this corporation, and as the acts of this corporation:

          1. RESOLVED: That Article I of the Agreement for Incorporation (charter) of this corporation be amended by changing said Article I so as to read as follows:

                     I. The undersigned agree to become a corporation by the name of Cannelton Coal Company.

          2. RESOLVED: That Article II of the Agreement for Incorporation (charter) of this corporation be amended by changing said Article II so as to read as follows:

                     II. The principal place of business of said corporation shall be located in Cannelton, Kanawha County, West Virginia.

                                Its chief works will be located in Cabin Creek District, Kanawha County, and Falls District, Fayette County, West Virginia.

          3. RESOLVED: That Article IV of the Agreement of Incorporation (charter) of this corporation be amended by changing Article IV so as to read as follows:

                     IV. The amount of the total authorized capital stock of said corporation shall be ONE MILLION DOLLARS ($1,000,000.00) which shall be divided into TEN THOUSAND (10,000) shares of the par value of ONE HUNDRED DOLLARS ($100.00) each; of which authorized capital stock the amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) has been paid.

          4. RESOLVED: That the President of this corporation pursuant to, and as provided in, Code of West Virginia, Chapter 31, Article 1, Section?12, as amended, be and hereby is, authorized, empowered and directed to certify the foregoing resolution to the Secretary of State of the State of West Virginia, and deliver to him a certificate under the signature of the President, and under the seal, of this corporation, duly attested by the Secretary of this Corporation, showing the adoption of the foregoing resolutions as provided by law, and showing the fact and manner of adopting same, and of the assenting of all of the stockholders of this corporation to the foregoing resolutions and showing this consent in writing of all of the stockholders of this corporation.

                     IN WITNESS WHEREOF, the undersigned have hereunto affixed their hands and seals and Algoma Steel Corporation, Limited, has hereunto caused its corporate name to be signed and its corporate seal to be hereunto affixed by J. B. Barber, its Vice President, and H. G. MacAdam, its Secretary, thereunto duly authorized.

/s/ J. B. Barber

/s/ W. B. Devaney

/s/ Tom Gould

/s/ D. S. Holbrook

/s/ Paul Morton

/s/ F. G. Harris

ALGOMA STEEL CORPORATION, LIMITED

By /s/ J. B. Barber
       J. B. Barber, Vice President

/s/ H. G. MacAdam
H. G. MacAdam, Secretary

          THIS AGREEMENT, Made and entered into on the 8th day of October, 1959, pursuant to the Code of West Virginia, Chapter 31, Article 1, Section 63, between

J. B. BARBER W. B. DEVANEY C. W. DRAKE TOM GOULD DAVID S. HOLBROOK F. O. HARRIS and PAUL MORTON

as directors of CANNELTON COAL COMPANY, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia (hereinafter sometimes referred to as “Cannelton”), and being all of the directors of Cannelton, and

J. B. BARBER W. B. DEVANEY C. W. DRAKE TOM GOULD DAVID S. HOLBROOK F. O. HARRIS and PAUL MORTON

as directors of LAKE SUPERIOR COAL COMPANY, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia (hereinafter sometimes referred to as “Lake Superior”), and being all of the directors of LAKE SUPERIOR.

           WHEREAS, Cannelton presently has an authorized capital of Ten Thousand (10,000) shares of stock of the par value of One Hundred Dollars ($100.00) each, of which five thousand (5,000) shares are issued at par value and are fully paid; and is engaged in the business of mining coal in West Virginia and in other activities connected with or incidental or related to the mining, processing and marketing of said coal, as well as the marketing of purchased coal on commission basis; and

           WHEREAS, Lake Superior presently has an authorized capital of five thousand (5,000) shares of the par value of One Hundred dollars ($100.00) each, of which four thousand, five hundred (4,500) shares have been issued at par value and are fully paid; and is engaged in the business of mining coal in West Virginia; and

           WHEREAS, the majority owner of the issued and outstanding shares of stock of both Cannelton and Lake Superior is Algoma Steel Corporation, Limited; and

           WHEREAS, the business affairs of both Cannelton and Lake Superior are closely related and Lake Superior presently sells coal to Cannelton for resale; and

           WHEREAS, most of the officers and directors of both Cannelton and Lake Superior are the same persons; and

           WHEREAS, a merger of Cannelton and Lake Superior, under the laws of the State of West Virginia, with Cannelton as the continuing, resulting and surviving corporation, is advisable and for the best interests of Cannelton and Lake Superior, and will result in the businesses of the two corporations being more efficiently and economically conducted under one management, and will also result in many other advantages to said two corporations, for the following, among other, reasons:

                     1. The businesses now conducted by the two corporations could be more efficiently and economically conducted under one management, particularly with respect to administration, purchasing, marketing and accounting;

                     2. Each of the two corporations has certain facilities that could be used by the other to the mutual advantage of both, which advantage could be more efficiently realized if all such facilities are owned by one of the two corporations; and

           WHEREAS, it appears that the terms and conditions of such merger and the mode of carrying the same into effect, including the basis for the exchange of shares of stock of Lake Superior for the shares of stock of Cannelton, as hereinafter stated, are fair and reasonable and for the best interests of Lake Superior and Cannelton, as well as the stockholders of the two corporations; and afford a legal, proper, and the only practical means of accomplishing such merger.

           NOW, THEREFORE, the parties to this agreement, for the purpose of prescribing the terms and condition of a merger of Lake Superior with or into Cannelton and the mode of carrying the same into effect, and of stating such other facts required by or permitted under the laws of the State of West Virginia with such other details and provisions as are deemed necessary, hereby agree as follows:

          1. Lake Superior will be merged with or into Cannelton as the continuing, resulting and surviving corporation, under, by virtue of, and pursuant to the laws of the State of West Virginia, on December 31, 1959, or on such later date as when Lake Superior and Cannelton have complied with all State and Federal laws, rules and regulations, governing or appertaining to such merger;

          2. Upon completion of the merger, Cannelton, as the continuing, resulting and surviving corporation, shall be a West Virginia corporation existing under and by virtue of the laws of the State of West Virginia, with its principal office located at Cannelton, Kanawha County, West Virginia, and shall continue to use the name “Cannelton Coal Company;"

          3. The purpose of the continuing corporation shall be the same as the purposes stated in the present charter of Cannelton Coal Company, as amended, a copy of which statement of purposes is attached hereto as Exhibit A and made a part of this Agreement;

          4. The continuing, resulting and surviving corporation will begin business with an authorized capital of $1,000,000 divided into 10,000 shares having par value of $100.00 each, of which 9,500 shares will be issued and outstanding;

          5. The names and addresses of the persons who will constitute the first board of directors of the continuing, resulting and surviving corporation are:

J. B. Barber Sault Ste. Marie, Ontario, Canada W. B. Devaney Cannelton, West Virginia C. W. Drake Sault Ste. Marie, Ontario, Canada	Tom Gould Sault Ste. Marie, Ontario, Canada David S. Holbrook Sault Ste. Marie, Ontario, Canada F. O. Harris Cannelton, West Virginia Paul Morton Cannelton, West Virginia

          6. The names and addresses of the persons who will constitute the first officers of the continuing, resulting and surviving corporation are:

Paul Morton Cannelton, West Virginia David S. Holbrook Sault Ste. Marie, Ontario, Canada H. G. MacAdam Sault Ste. Marie, Ontario, Canada	President Vice-President Secretary

          7. The foregoing officers and directors shall continue in office until the next annual meeting of the continuing, resulting and surviving corporation, or until their successors are named;

          8. This agreement shall be submitted to the stockholders of Cannelton and Lake Superior, at meetings of said stockholders, called separately, for the purpose of taking the same into consideration, after notice in accordance with the laws of the State of West Virginia. At each of such meetings this agreement shall be considered and a vote by ballot, in person or by proxy, taken for the adoption or rejection of same, each share entitling the holder thereof to one vote. If the votes of stockholders of each of said corporations representing two-thirds of the total number of shares of its capital stock then issued and outstanding shall be for the adoption of this agreement, then that fact shall be certified on such agreement by the secretary of each of said corporations under the seal thereof; and the agreement so adopted and certified shall be signed by the president and secretary of each of such corporations under the corporate seals thereof and acknowledged by the president of each of such corporations to be the respective act, deed and agreement of each of such corporations, and the agreement so certified and acknowledged shall be filed in the office of the Secretary of State of West Virginia. Upon filing of this agreement as aforesaid and the recordation thereof as required by the laws of said State, each stockholder of Lake Superior shall be entitled to exchange his, her or its stock therein for stock of Cannelton in the ratio of one share of Cannelton stock for one share of Lake Superior stock.

          9. Upon merger of Lake Superior with or into Cannelton as aforesaid, the certificates representing shares of stock, issued and outstanding, of Lake Superior shall represent only the right of the registered holder thereof, or his assigns. to receive shares of stock of Cannelton as hereinabove provided. The stockholders of Lake Superior shall have thirty (30) days from the date of notice to them by Cannelton that shares of stock of Lake Superior may be exchanged for Cannelton stock in accordance with this Agreement, within which to deliver their certificates of stock representing shares of stock of Lake Superior to Cannelton, in order that certificates representing shares of stock of Cannelton may be issued;

          10. It is the intent and purpose of this Agreement, and such intent and purpose is hereby recognized and acknowledged, that when a merger as aforesaid is completed, consummated and accomplished, as provided under the laws of the State of West Virginia, that inter alia, for all purposes of the laws of the State of West Virginia:

                     (a) The separate existence of Lake Superior will cease for all purposes except for the limited purpose hereinafter provided, and Lake Superior will be merged into or with Cannelton in accordance with the provisions of this Agreement, with Cannelton, as a West Virginia corporation, as the continuing, resulting and surviving corporation;

                     (b) Cannelton will possess all the rights capacities, privileges, powers, franchises and authority possessed by Lake Superior under its charter and will be subject to all the restrictions, disabilities, and duties of Lake Superior as well as of itself;

                     (c) All property, real, personal and mixed, and all debts, liabilities and obligations due to Lake Superior on whatever account, as well as for stock subscriptions as all other things in action. or belonging to Lake Superior, as well as Cannelton, will be vested in Cannelton;

                     (d) All property rights, privileges, powers, franchises, and immunities (whether granted by the laws of the State of West Virginia or any other State), and all and every other interest of Lake Superior shall thereafter be as effectually the property of Cannelton as they were of Lake Superior.

                     (e) Title to any real estate vested in take Superior, whether vested by deed or otherwise, under the laws of the State of West Virginia, will not revert or be in any way impaired by reason of this agreement, or Chapter 31 of the Code of West Virginia.

                     (f) All rights of creditors of Lake Superior and Cannelton shall be preserved unimpaired, and all liens upon their property shall be preserved unimpaired and all debts, liabilities and duties of the constituent corporations shall thenceforth attach to Cannelton and may be enforced against Cannelton to the same extent as if said debts, liabilities and duties had been incurred or contracted by Cannelton.

                     (g) The officers of Lake Superior shall further evidence title to real estate owned or held by Lake Superior in West Virginia, in Cannelton, by executing and acknowledging for record a confirmatory deed or deeds to the respective parcels of real estate, which deed or deeds shall be recorded in the office of the clerks of the county courts in which such real estate is situate. Such deed or deeds shall recite as the consideration therefor the merger and shall be deemed confirmatory of the title of such real estate in Cannelton.

          11. As promptly as possible after its execution, this Agreement shall be submitted to the stockholder of each of the constituent corporations at separate meetings called for that purpose pursuant to the statute referred to above.

                     IN WITNESS WHEREOF, the following signatures and corporate seals of Lake Superior and Cannelton.

/s/ J. B. Barber /s/ W. B. Devaney /s/ C. W. Drake /s/ Tom Gould /s/ David S. Holbrook /s/ F. O. Harris /s/ Paul Morton

(CORPORATE SEAL)	All Directors of Cannelton Coal Company /s/ J. B. Barber /s/ W. B. Devaney /s/ C. W. Drake /s/ Tom Gould /s/ David S. Holbrook /s/ F. O. Harris /s/ Paul Morton

(CORPORATE SEAL)	As Directors of Lake Superior Coal Company

CERTIFICATE OF SECRETARY OF CANNELTON
COAL COMPANY

          The undersigned, H. G. MacAdam, Secretary of Cannelton Coal Company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia, does, hereby certify that:

          1. The foregoing Agreement, dated the 8th day of October, 1959, providing for a merger of Lake Superior Coal Company, a corporation organized and doing business under and by virtue of the Laws of the State of West Virginia, with Cannelton Coal Company, and providing for Cannelton Coal Company to be the continuing, resulting and surviving corporation, upon which said agreement this certificate is made, was duly signed, on the 8th day of October, 1959, by the following persons, namely, J. B. Barber, W. B. Devaney, C. W. Drake, Tom Gould, David S. Holbrook, F. O. Harris and Paul Morton as directors of said Cannelton Coal Company, under the corporate seal of said Cannelton Coal Company; and that said persons now constitute and did constitute all of the directors of said Cannelton Coal Company at the time said agreement was signed as aforesaid.

          2. The foregoing Agreement of Merger was submitted at a meeting of the stockholders of Cannelton Coal Company, called separately for the purpose of taking the same into consideration, due notice of the time, place, and object of which meeting was given by publication once a week for four successive weeks in a newspaper published in Kanawha County, West Virginia, wherein said Cannelton Coal Company conducts its business and by mailing a copy of said notice to each stockholder of said Cannelton Coal Company at least twenty days before said meeting.

          3. The meeting of all of the stockholders of said Cannelton Coal Company was held at 1:30 P.M., E.S.T., on the 17th day of November, 1959, in the Directors' Room of the Cornwall Building, Sault Ste. Marie, Ontario, Canada, in accordance with the notice as aforesaid.

          4. The foregoing Agreement of Merger was considered at the said meeting of the stockholders of the said Cannelton Coal Company, and a vote by ballot, in person, by bodies corporate or by proxy, was taken on the adoption or rejection of the same; and the votes of the stockholders of said Cannelton Coal Company, representing two-thirds of the shares of the capital stock of said Cannelton Coal Company, then issued and outstanding were for the adoption of the foregoing Agreement of Merger; and for the adoption of a resolution authorizing the Secretary of said Cannelton Coal Company to certify, under corporate seal, on the foregoing Agreement of Merger, the fact and manner of its adoption; and for the adoption of a resolution authorizing the President and Secretary of said Cannelton Coal Company to sign the foregoing Agreement of Merger, so adopted and certified, under corporate seal; and for the adoption of a resolution authorizing the President of said Cannelton Coal Company to acknowledge the foregoing Agreement of Merger before any officer authorized by the laws of the State of West Virginia to take acknowledgments of deeds, to be the act, deed and agreement of the said Cannelton Coal Company.

          IN WITNESS WHEREFORE, the undersigned, H. G. MacAdam, as Secretary of said Cannelton Coal Company as required by law and pursuant to authority vested in him, has hereunto set his hand under the seal of said Cannelton Coal Company, hereto affixed, this 17th day of November, 1959.

s/ H. G. MacAdam s Secretary of Cannelton Coal Company

CERTIFICATE OF SECRETARY OF LAKE SUPERIOR
COAL COMPANY

          The undersigned, H. G. MacAdam, Secretary of Lake Superior Coal Company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia, does hereby certify that:

          1. The foregoing Agreement, dated the 8th day of October, 1959, providing for a merger of Cannelton Coal Company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia, with Lake Superior Coal Company, and providing for Cannelton Coal Company to be the continuing, resulting and surviving corporation, upon which said agreement this certificate is made, was duly signed, on the 8th day of October, 1959, by the following persons, namely, J. B. Barber, W. B. Devaney, C. W. Drake, Tom Gould, David S. Holbrook, F. O. Harris and Paul Morton as directors of said Lake Superior Coal Company, under the corporate seal of said Lake Superior Coal Company; and that said persons now constitute and did constitute all of the directors of said Lake Superior Coal Company at the time said agreement was signed as aforesaid.

          2. The foregoing Agreement of Merger was submitted at a meeting of the stockholders of Lake Superior Coal Company called separately for the purpose of taking the same into consideration, due notice of the time, place, and object of which meeting was given by publication once a week for four successive weeks in a newspaper published in McDowell County, West Virginia, wherein said Lake Superior Coal Company has its principal office and by mailing a copy of said notice to each stockholder of said Lake Superior Coal Company at least twenty days before said meeting.

          3. The meeting of all of the stockholders of said Lake Superior Coal Company was held at 2:00 P.M., E.S.T., on the 17th day of November, 1959, in the Directors' Room of the Cornwall Building, Sault Ste. Marie, Ontario, Canada, in accordance with the notice as aforesaid.

          4. The foregoing Agreement of Merger was considered at the said meeting of the stockholders of the said Lake Superior Coal Company, and a vote by ballot, in person, by bodies corporate or by proxy, was taken on the adoption or rejection of the same; and the votes of the stockholders of said Lake Superior Coal Company, representing two-thirds of the shares of the capital stock of said Lake Superior Coal Company, then issued and outstanding were for the adoption of the foregoing Agreement of Merger; and for the adoption of a resolution authorizing the Secretary of said Lake Superior Coal Company to certify, under corporate seal, on the foregoing Agreement of Merger, the fact and manner of its adoption; and for the adoption of a resolution authorizing the President and Secretary of said Lake Superior Coal Company to sign the foregoing Agreement of Merger, so adopted and certified under corporate seal; and for. the adoption of a resolution authorizing the President of said Lake Superior Coal Company to acknowledge the foregoing Agreement of Merger before any officer authorized by the Laws of the State of West Virginia to take acknowledgments of deeds, to be the act, deed and agreement of the said Lake Superior Coal Company.

          IN WITNESS WHEREFORE, the undersigned, H. G. MacAdam, as Secretary of said Lake Superior Coal Company as required by law and pursuant to authority vested in him, has hereunto set his hand under the seal of said Lake Superior Coal Company, hereto affixed, this 17th day of November, 1959.

/s/ H. G. MacAdam
As Secretary of Lake Superior Coal Company

EXECUTION OF AGREEMENT BY OFFICERS

          The foregoing Agreement of Merger, dated the 8th day of October, 1959, between Cannelton Coal Company and Lake Superior Coal Company, both being corporations organized and doing business under and by virtue of the laws of the State of West Virginia, having been duly adopted, and also having been certified as required by law and as authorized, all as appears from the foregoing instruments, the undersigned as officers of the aforesaid corporations do, as required by law and as authorized, hereby, in their proper capacities as sold officers, sign and said agreement under, and affix hereto, the respective seals of said Cannelton Coal Company and said Lake Superior Coal Company this 17th day of November, 1959.

s/ Paul Morton
s President of Cannelton Coal Company

s/ H. G. MacAdam
s Secretary of Cannelton Coal Company

s/ Paul Morton
s President of Lake Superior Coal Company

s/ H. G. MacAdam
s Secretary of Lake Superior Coal Company

STATE OF WEST VIRGINIA

COUNTY OF FAYETTE, to-wit:

          I, Herbert L. Stone, a Notary Public in and for the county and state aforesaid do certify that Paul Morton as President of Lake Superior Coal Company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia and personally known by me to be President of said corporation and who signed the writing above entitled EXECUTION OF AGREEMENT BY OFFICERS bearing date the 17th day of November, 1959, has this day in my said county and state before me acknowledged the said writing to be the act, deed and agreement of said Lake Superior Coal Company.

          Given under my hand and official notarial seal this 17 day of November, 1959.

/s/ Herbert L. Stone Notary Public in and for Fayette County, West Virginia.

My Commission expires February 21, 1966.

STATE OF WEST VIRGINIA

COUNTY OF FAYETTE, to-wit:

          I, Herbert L. Stone, a Notary Public in and for the county and state aforesaid do certify that Paul Morton as President of Cannelton Coal Company, a corporation organized and doing business under and by virtue of the laws of the State of West Virginia and personally known by me to be President of said corporation, and who signed the writing above entitled EXECUTION OF AGREEMENT BY OFFICERS bearing date the 17th day of November, 1959, has this day in my said county and state before me acknowledged the said writing to be the act, deed and agreement of said Cannelton Coal Company.

          Given under my hand and official notarial seal this 17th day of November, 1959.

/s/ Herbert L. Stone Notary Public in and for Fayette County, West Virginia.

My Commission expires February 21, 1966.

STATE OF WEST VIRGINIA
CERTIFICATE

          I, Joe F. Burdett, Secretary of State of the State of West Virginia, hereby certify that the foregoing AGREEMENT OF MERGER, dated the 8th day of October, 1959, duly certified, executed, signed, sealed and acknowledged, between CANNELTON COAL COMPANY and LAKE SUPERIOR COAL COMPANY, both being corporations created, organized and existing under the laws of the State of West Virginia, providing for a merger of LAKE SUPERIOR COAL COMPANY, was duly filed in my office on the 31st day of December, 1959, as required by law, and that by virtue thereof and pursuant to the provisions of Chapter 31, Article 1, Section 63, of the Code of West Virginia, 1931, as amended, said CANNELTON COAL COMPANY is the continuing, resulting and surviving corporation of said agreement of merger and that said corporation shall have the right of perpetual existence unless sooner dissolved by law.

          Given under my hand and the Great Seal of the said State, at the at the City of Charleston, this THIRTY-FIRST day of DECEMBER, 1959.

JOE F. BURDETT Secretary of State

STATE OF WEST VIRGINIA
CERTIFICATE

          I, John D. Rockefeller, IV, Secretary of State of the State of West Virginia, hereby certify that PAUL MORTON, President of CANNELTON COAL COMPANY, a corporation created and organized under the laws of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation, that, at a meeting of the stockholders of said corporation, regularly held in accordance with the requirements of the law of said State, on the 21st day of October, 1971, at which meeting more than a majority of the issued and outstanding voting stock of said corporation being represented by the holders thereof, in person, by bodies corporate or by proxy, and voting for the following resolution, the same was duly and regularly adopted and passed to-wit:

“RESOLVED, That the charter of this corporation be amended by changing the name of the corporation from Cannelton Coal Company to Cannelton Industries, Inc. and that from and after such amendment the name of this corporation shall be Cannelton Industries, Inc.

RESOLVED FURTHER, That the President or a Vice President of the corporation is hereby authorized under his hand and the seal of the corporation to certify the above resolution and the fact and manner of its adoption and the assenting of all stockholders the consent of whom is required, to the Secretary of State of the State of West Virginia, for the purpose of securing a certificate showing this amendment.

RESOLVED FURTHER, That the proper officers of this corporation are hereby authorized and directed to do all things and acts necessary or proper for the carrying out the above resolution, including the recording of the certificate of the Secretary of State showing the amendment and taking appropriate action where necessary to show the change of name of the corporation on the stock certificates and seal of the corporation, and as may be otherwise necessary or desirable.”

          WHEREFORE, I do declare said Change of Name to be authorized by law, and that said corporation shall hereafter be known by the name of Cannelton Industries, Inc.

          Given under my hand and the Great Seal of the said State, at the City of Charleston this TWENTY-SECOND day of OCTOBER, 1971.

JOHN D. ROCKEFELLER IV Secretary of State

(SEAL)

CERTIFICATE OF RESOLUTION ADOPTED

          I, Paul Morton, President of Cannelton Coal Company, a corporation created and organized under the laws of the State of West Virginia, do certify over my signature and the corporate seal of said corporation, that at a meeting of the stockholders of said corporation regularly held in accordance with the requirements of the law of said State on the 21st day of October, 1971, at which meeting more than a majority of the issued and outstanding voting stock of such corporation was represented by the holders thereof, in person, by bodies corporate or by proxy, and voting for the following resolution, the same was duly and regularly adopted and passed, to-wit:

“RESOLVED, That the charter of this corporation be amended by changing the name of the corporation from Cannelton Coal Company to Cannelton Industries, Inc. and that from and after such amendment the name of this corporation shall be Cannelton Industries, Inc.

RESOLVED FURTHER, That the President or a Vice President of the corporation is hereby authorized under his hand and the seal of the corporation to certify the above resolution and the fact and manner of its adoption and the assenting of all stockholders the consent of whom is required, to the Secretary of State of the State of West Virginia, for the purpose of securing a certificate showing this amendment.

RESOLVED FURTHER, That the proper officers of this corporation are herein; authorized and directed to do all things and acts necessary or proper for the carrying out the above resolution, including the recording of the certificate of the Secretary of State showing the amendment and taking appropriate action where necessary to show the change of name of the corporation on the stock certificates and seal of the corporation, and as may be otherwise necessary or desirable.”

          WITNESS my signature and the seal of the corporation this 21st day of October, 1971.

/s/ Paul Morton President, Cannelton Coal Company

(Corporate Seal)

STATE OF WEST VIRGINIA
CERTIFICATE

          I, John D. Rockefeller, IV, Secretary of State of the State of West Virginia, hereby certify that a Restatement Resolution, under the provisions of Chapter 31, Article 1, Section 7a, Code of West Virginia, 1931, as amended, duly certified, has been this day filed in my office, restating the Charter of CANNELTON INDUSTRIES, INC., in words and figures following:

CANNELTON INDUSTRIES, INC., A CORPORATION

CERTIFICATE OF RESTATED CHARTER

INCLUDING CHARTER AMENDMENTS

          I, PAUL MORTON, President of Cannelton Industries, Inc., a corporation, created and organized under the general corporation laws of the State of West Virginia, do hereby certify to the Secretary of State of West Virginia that:

          At a special meeting of the stockholders of Cannelton Industries, Inc., properly called and held after notice properly given, in accordance with the laws of the State of West Virginia, the charter of the company and the bylaws of the corporation, in the executive office of the company at Cannelton, West Virginia, on the 14th day of June, 1972, a quorum being present, at which meeting all of the issued and outstanding common capital stock of the corporation (being the only class of authorized stock outstanding), being represented by the holders thereof in person or by proxy and voting for the following restatement resolution (which includes amendments not previously made or certified to the Secretary of State of West Virginia) the same was duly and regularly adopted and passed with the assent of all stockholders, the consent of whom is required under Chapter 31, Article 1 of the West Virginia Code, 1931, as amended, for the making of the charter amendments contained in the following restatement resolution, to wit:

RESTATEMENT RESOLUTION (INCLUDING AMENDMENTS TO THE CHARTER OF CANNELTON INDUSTRIES, INC. NOT PREVIOUSLY MADE OR CERTIFIED TO THE SECRETARY OF STATE OF THE STATE OF WEST VIRGINIA) UNDER SECTION 7a, ARTICLE 1, CHAPTER 31 OF THE CODE OF WEST VIRGINIA, 1931, AS AMENDED

RESOLVED that:

          1. This resolution is adopted under the authority of Section 7a, article 1, chapter 31 of the Code of West Virginia, as amended:

          2. The name of this corporation, before adoption of the charter amendments hereafter made, is CANNELTON INDUSTRIES, INC.;

          3. The name under which this corporation was originally formed was Cannelton Coal and Coke Company.

          4. The original charter of this corporation was issued by the Secretary of State of West Virginia on May 31, 1910;

          5. The certificate of incorporation of this corporation is recorded in Kanawha County, West Virginia;

          6. The current authorized capital stock of this corporation is $1,000,000.00, divided into 10,000 shares, each with a par value of $100.00.

          7. In the restated charter of this corporation which follows, Articles III, IV, VIII and IX are charter amendments of a comprehensive and broad nature and, without limiting the generality of the foregoing, make the following changes in the charter among others:

                     (a) The objects and purposes of the corporation are greatly broadened in Article III;

                     (b) Article IV is amended to deny pre-emptive rights to stockholders and to give the Board of Directors broad authority to issue stock and securities convertible into stock, options, warrants, fractional shares of stock and scrip or payment of cash in lieu of the issuance of scrip;

                     (c) Article VIII vests powers in the Board of Directors to make, amend, alter or repeal bylaws, to set aside reserves, to issue stock and other securities, and optional rights, for such consideration, to such persons and in such manner as may be determined by the Board and generally to exercise all control and management of the corporation;

                     (d) Article IX reserves the right, to the extent such right may be validly reserved, to amend any provision contained in the amended and restated charter by the affirmative vote of a majority of the validly issued and outstanding capital stock of the corporation and to add to the charter by a like vote any provisions authorized by law;

          8. The restated charter of this corporation be amended and restated, all to provide as follows:

RESTATED CHARTER OF

CANNELTON INDUSTRIES, INC.

I.

          The name of this corporation shall be: CANNELTON INDUSTRIES, INC.

II.

          The principal office or place of business of said corporation will be located in Cannelton, in the County of Kanawha, and State of West Virginia. Its chief works will be located in various magisterial districts in Kanawha County and Fayette County, West Virginia, and elsewhere within and without said state and the United States.

III.

          The objects for which this corporation is formed are as follows:

          (1) To mine, make, manufacture, produce, prepare, process, purchase or otherwise acquire, and to hold, use, sell, import, export, or otherwise trade or deal in and with, coal and other minerals, steel and steel products, goods, wares, products, merchandise, machines, machinery, appliances and apparatus of every kind, nature and description, and, in general, to engage or participate in any mining, manufacturing or other business of any kind or character whatsoever, including, but not by way of limitation, importing, exporting, mining, quarrying, producing, farming, agriculture, forestry, construction, management, advisory, mercantile, financial or investment business, any business engaged in rendering any manner of services and any business of buying, selling, leasing or dealing in properties of any and all kinds, whether any such business is located in the United States of America or any foreign country, and whether or not related to, conducive to, incidental to, or in any way connected with the foregoing business.

          (2) To engage in research, exploration, laboratory and development work relating to any material, substance, compound or mixture now known or which may hereafter be known, discovered or developed and to perfect, develop, manufacture, use, apply and generally to deal in and with any such material, substance, compound or mixture.

          (3) To purchase, lease or otherwise acquire, to hold, own, use, develop, maintain, manage and operate, to sell, transfer, lease, assign, convey, exchange or otherwise turn to account or dispose of and, generally, to deal in and with, personal and real property, tangible or intangible, of every kind and description, wheresoever situated, and any and all rights, concessions, interests and privileges therein.

          (4) To adopt, apply for, obtain, register, purchase, lease or otherwise acquire, to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce and to sell and grant licenses or other rights in respect of, assign or otherwise dispose of, turn to account, or in any manner deal with, and contract with reference to, any trademarks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto and inventions, devices, improvements, processes, recipes, formulae and the like, including, but not by way of limitation, such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere, and any licenses and rights in respect thereof, in connection therewith or appertaining thereto.

          (5) To purchase or otherwise acquire and to hold, pledge, sell, exchange or otherwise dispose of securities (which term includes any shares of stock, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same or representing any other rights or interests therein or in any property or assets) created or issued by any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof; to make payment therefor in any lawful manner; and to exercise, as owner or holder thereof, any and all rights, powers and privileges in respect thereof.

          (6) To make, enter into, perform and carry out contracts of every kind and description with any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof, to endorse or guarantee the payment of principal, interest or dividends upon and to guarantee the performance of sinking fund or other obligations of, any securities or the payment of a certain amount per share in liquidation of the capital stock of any other corporation; and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings of any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof.

          (7) To acquire by purchase, exchange or otherwise, all, or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business whatsoever; to pay for the same in cash, property or its own or other securities; to hold, operate, lease, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; to assume or guarantee, in connection therewith, the performance of any liabilities, obligations or contracts of such persons, firms, associations or corporations; and to conduct the whole or any part of any business thus acquired.

          (8) To lend its uninvested funds from time to time to such extent. to such persons, firms, associations, corporations or governments or subdivisions, agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the corporation (hereinafter called the Board of Directors) may determine.

          (9) To borrow money for any of the purposes of the corporation, from time to time, and without limit as to amount; to issue and sell from time to time its own securities in such amounts, on such terms and conditions, for such purposes and for such considerations, as may now be or hereafter shall be permitted by the laws of the State of West Virginia; and to secure such securities by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and good will of the corporation then owned or thereafter acquired.

          (10) To promote, organize, manage, aid or assist, financially or otherwise, persons, firms, associations or corporations engaged in any business whatsoever; and to assume or underwrite the performance of all or any of their obligations.

          (11) To organize or cause to be organized under the laws of the State of West Virginia, any other state or states of the United States of America, the District of Columbia, any territory, dependency, colony or possession of the United States of America or of any foreign country, a corporation or corporations for the purpose of transacting, promoting or carrying on any or all objects or purposes for which the corporation is organized; to dissolve, wind up, liquidate, merge or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged or consolidated; and, subject to the laws of the State of West Virginia, to consolidate or merge with or into one or more other corporations organized under the laws of the State of West Virginia or under the laws of any other state or states in the United States of America, the District of Columbia, any territory, dependency, colony or possession of the United States of America or of any foreign country if the laws under which said other corporation or corporations are formed shall permit such consolidation or merger.

          (12) To conduct its business in any and all of its branches and maintain offices both within and without the State of West Virginia, in any and all states of the United States, in the District of Columbia, in any or all territories, dependencies and in foreign countries.

          (13) To such extent as a business corporation organized under the general corporation laws of the State of West Virginia may now or hereafter lawfully do, to do, either as principal or agent or partner and either alone or through subsidiaries or in connection with other persons, firms, associations or corporations, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or designed directly or indirectly to promote the interests of the corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of West Virginia.

          (14) Whenever the context permits, the following provisions shall govern the construction of the paragraphs of these purposes; no specified enumeration shall be construed as restricting in any way any general language; any word, whether in the singular or plural shall be construed to mean both the singular and the plural; any phrase in the conjunctive or in the disjunctive shall include both the conjunctive and disjunctive; the mention of the whole shall include any part or parts; any one or more or all of the purposes set forth may be pursued from time to time and whenever deemed desirable; verbs in the present or future tense shall be construed to include both the present and future tenses or either of them.

IV.

          The amount of the total authorized capital stock of said corporation shall be One Million Dollars ($1,000,000.00), which shall be divided into ten thousand shares of the par value of One Hundred Dollars ($100.00) each.

          No stockholder of the corporation shall, because of his ownership of stock, have a preemptive or other right to purchase, subscribe for, or take any part of any stock of this corporation, or any part of the options, warrants, notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock or this corporation issued, optioned, or sold by it. Any part of the capital stock and any part of the options, warrants, notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of the corporation authorized by this amended and restated charter or by future amendments thereto, may at any time be issued, optioned for sale, and sold or disposed of by the corporation pursuant to a resolution of its Board of Directors to such persons and upon such terms as may to such Board seem proper without first offering such stock or securities or any part thereof to existing stockholders.

          When as a result of a stock dividend, stock split, merger, or otherwise, a shareholder shall be entitled to receive a fraction of a share of stock, the corporation may, at its option, either (a) issue such fractional share, (b) pay in lieu of such fractional interest an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share, as determined by the Board of directors, or (c) issue scrip of the corporation in respect of such fractional interest, to the nearest one-hundredth of a share. Such scrip shall be nondividend-bearing and nonvoting, shall be exchangeable in combination with other similar scrip for the number of full shares represented thereby, shall be issued in such denominations and in such form, shall expire after such reasonable time (which shall be not less than two years from the date of issue, may or may not contain such provisions for sale for the account of the holders of such scrip of shares for which such scrip is changeable, and shall be subject to such other terms and provisions, if any, as the Board of Directors may from time to time determine prior to the issue thereof.

V.

          The existence of this corporation is to be perpetual.

VI.

          The Board of Directors shall have power, without stockholder action:

          (1) To make Bylaws for the corporation, and to amend, alter or repeal any Bylaws; but any Bylaws made by the directors may be altered, amended, or repealed by the stockholders at any meeting.

          (2) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.

          (3) To issue and dispose of any of the authorized and unissued shares of stock of the corporation, including fractional shares, and create optional rights to purchase of subscribe for shares of stock of the corporation; such stock may be issued and disposed of for such consideration, including cash, property or services or any combination thereof, and to such persons, firms and corporations, and such optional rights may be created, and warrants, options or other evidence of such rights issued, on such terms, for such consideration, and in such manner, as may be determined by resolution adopted by said Board of Directors, subject to any provisions of law then applicable.

          (4) To assume and have the entire control and management of the corporation, its property and services.

          The powers and authorities herein conferred upon the Board of Directors are in furtherance and not in limitation of those conferred by the laws of the State of West Virginia. In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of West Virginia, of this amended and restated charter and of the Bylaws of the corporation.

VII.

          To the extent that such right may validly be reserved under Section 6_ and other applicable sections of Article 1, Chapter ___ of the Code of West Virginia, 1931, as amended, the corporation hereto reserves the right at any time and from time to time to amend, alter, change and repeal any provision contained in this amended and restated charter and any amendments thereto by the affirmative vote of a majority of the validly issued and outstanding capital stock of this corporation, and to add to or insert in these articles of incorporation by a like vote any provisions authorized by the laws of the State of West Virginia.

VIII.

          This corporation is authorized to hold not more than thirty thousand (30,000) acres of land in the State of West Virginia.

          The amendments herein contained and the rested charter as amended were prepared by the firm of Jackson, Kelly, Holt and O’Farrell, Kanawha Valley Building, Charleston, West Virginia.

          Given under my hand and the seal of this corporation the [illegible] day of June, 1972.

/s/ Paul Morton Paul Morton, President

          WHEREFORE, I do declare said Restated Charter as set forth above is authorized by law and is in effect from the date hereof.

          Given under my hand and the Great Seal of the said State, at the City of Charleston, this SIXTEENTH day of JUNE, 1972.

John D. Rockefeller, IV Secretary of State

(SEAL)

CANNELTON INDUSTRIES, INC., A CORPORATION

CERTIFICATE OF RESTATED CHARTER

INCLUDING CHARGER AMENDMENTS

          I, Paul Morton, President of Cannelton Industries, Inc., a corporation, created and organized under the general corporation laws of the State of West Virginia, do hereby certify to the Secretary of State of West Virginia that:

          At a special meeting of the stockholders of Cannelton Industries, Inc., properly called and held after notice properly given, in accordance with the laws of the State of West Virginia, the charter of the company and the bylaws of the corporation, in the executive office of the company at Cannelton, West Virginia, on the 14th day of June, 1972, a quorum being present, at which meeting all of the issued and outstanding common capital stock of the corporation (being the only class of authorized stock outstanding, being represented by the holders thereof in person or by proxy and voting for the following restatement resolution which includes amendments not previously made or certified to the Secretary of State of West Virginia) the same was duly and regularly adopted and passed with the assent of all stockholders, the consent of whom is required under Chapter 31, Article 1 of the West Virginia Code, 1931, as amended, for the making of the charter amendments contained in the following restatement resolution, to-wit:

RESTATEMENT RESOLUTION (INCLUDING AMENDMENTS TO THE CHARTER OF CANNELTON INDUSTRIES, INC. NOT PREVIOUSLY MADE OR CERTIFIED TO THE SECRETARY OF STATE OF THE STATE OF WEST VIRGINIA) UNDER SECTION 7a, ARTICLE 1, CHAPTER 31 OF THE CODE OF WEST VIRGINIA, 1931, AS AMENDED

RESOLVED that:

          1. This resolution is adopted under the authority of Section 7a, article 1, chapter 31 of the Code of West Virginia, as amended:

          2. The name of this corporation, before adoption of the charter amendments hereafter made, is CANNELTON INDUSTRIES, INC.;

          3. The name under which this corporation was originally formed was Cannelton Coal and Coke Company.

          4. The original charter of this corporation was issued by the Secretary of State of West Virginia on May 31, 1910;

          5. The certificate of incorporation of this corporation is recorded in Kanawha County, West Virginia;

          6. The current authorized capital stock of this corporation is $1,000,000.00, divided into 10,000 shares, each with a par value of $100.00.

          7. In the restated charter of this corporation which follows, Articles III, IV, VIII and IX are charter amendments of a comprehensive and broad nature and, without limiting the generality of the foregoing, make the following changes in the charter among others:

                     (a) The objects and purposes of the corporation are greatly broadened in Article III;

                     (b) Article IV is amended to deny pre-emptive rights to stockholders and to give the Board of Directors broad authority to issue stock and securities convertible into stock, options, warrants, fractional shares of stock and scrip or payment of cash in lieu of the issuance of scrip;

                     (c) Article VIII vests powers in the Board of Directors to make, amend, alter or repeal bylaws, to set aside reserves, to issue stock and other securities, and optional rights, for such consideration, to such persons and in such manner as may be determined by the Board and generally to exercise all control and management of the corporation;

                     (d) Article IX reserves the right, to the extent such right may be validly reserved, to amend any provision contained in the amended and restated charter by the affirmative vote of a majority of the validly issued and outstanding capital stock of the corporation and to add to the charter by a like vote any provisions authorized by law;

          8. The restated charter of this corporation be amended and restated, all to provide as follows:

RESTATED CHARTER OF

CANNELTON INDUSTRIES, INC.

I.

          The name of this corporation shall be: CANNELTON INDUSTRIES, INC.

II.

          The principal office or place of business of said corporation will be located in Cannelton, in the County of Kanawha, and State of West Virginia. Its chief works will be located in various magisterial districts in Kanawha County and Fayette County, West Virginia, and elsewhere within and without said state and the United States.

III.

          The objects for which this corporation is formed are as follows:

          (1) To mine, make, manufacture, produce, prepare, process, purchase or otherwise acquire, and to hold, use, sell, import, export, or otherwise trade or deal in and with, coal and other minerals, steel and steel products, goods, wares, products, merchandise, machines, machinery, appliances and apparatus of every kind, nature and description, and, in general, to engage or participate in any mining, manufacturing or other business of any kind or character whatsoever, including, but not by way of limitation, importing, exporting, mining, quarrying, producing, farming, agriculture, forestry, construction, management, advisory, mercantile, financial or investment business, any business engaged in rendering any manner of services and any business of buying, selling, leasing or dealing in properties of any and all kinds, whether any such business is located in the United States of America or any foreign country, and whether or not related to, conducive to, incidental to, or in any way connected with the foregoing business.

          (2) To engage in research, exploration, laboratory and development work relating to any material, substance, compound or mixture now known or which may hereafter be known, discovered or developed and to perfect, develop, manufacture, use, apply and generally to deal in and with any such material, substance, compound or mixture.

          (3) To purchase, lease or otherwise acquire, to hold, own, use, develop, maintain, manage and operate, to sell, transfer, lease, assign, convey, exchange or otherwise turn to account or dispose of and, generally, to deal in and with, personal and real property, tangible or intangible, of every kind and description, wheresoever situated, and any and all rights, concessions, interests and privileges therein.

          (4) To adopt, apply for, obtain, register, purchase, lease or otherwise acquire, to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce and to sell and grant licenses or other rights in respect of, assign or otherwise dispose of, turn to account, or in any manner deal with, and contract with reference to, any trademarks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto and inventions, devices, improvements, processes, recipes, formulae and the like, including, but not by way of limitation, such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere, and any licenses and rights in respect thereof, in connection therewith or appertaining thereto.

          (5) To purchase or otherwise acquire and to hold, pledge, sell, exchange or otherwise dispose of securities (which term includes any shares of stock, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same or representing any other rights or interests therein or in any property or assets) created or issued by any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof; to make payment therefor in any lawful manner; and to exercise, as owner or holder thereof, any and all rights, powers and privileges in respect thereof.

          (6) To make, enter into, perform and carry out contracts of every kind and description with any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof, to endorse or guarantee the payment of principal, interest or dividends upon and to guarantee the performance of sinking fund or other obligations of, any securities or the payment of a certain amount per share in liquidation of the capital stock of any other corporation; and to guarantee in any way permitted by law the performance of any of the contracts or other undertakings of any person, firm, association, corporation or government or subdivision, agency or instrumentality thereof.

          (7) To acquire by purchase, exchange or otherwise, all, or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business whatsoever; to pay for the same in cash, property or its own or other securities; to hold, operate, lease, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; to assume or guarantee, in connection therewith, the performance of any liabilities, obligations or contracts of such persons, firms, associations or corporations; and to conduct the whole or any part of any business thus acquired.

          (8) To lend its uninvested funds from time to time to such extent. to such persons, firms, associations, corporations or governments or subdivisions, agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the corporation (hereinafter called the Board of Directors) may determine.

          (9) To borrow money for any of the purposes of the corporation, from time to time, and without limit as to amount; to issue and sell from time to time its own securities in such amounts, on such terms and conditions, for such purposes and for such considerations, as may now be or hereafter shall be permitted by the laws of the State of West Virginia; and to secure such securities by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and good will of the corporation then owned or thereafter acquired.

          (10) To promote, organize, manage, aid or assist, financially or otherwise, persons, firms, associations or corporations engaged in any business whatsoever; and to assume or underwrite the performance of all or any of their obligations.

          (11) To organize or cause to be organized under the laws of the State of West Virginia, any other state or states of the United States of America, the District of Columbia, any territory, dependency, colony or possession of the United States of America or of any foreign country, a corporation or corporations for the purpose of transacting, promoting or carrying on any or all objects or purposes for which the corporation is organized; to dissolve, wind up, liquidate, merge or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged or consolidated; and, subject to the laws of the State of West Virginia, to consolidate or merge with or into one or more other corporations organized under the laws of the State of West Virginia or under the laws of any other state or states in the United States of America, the District of Columbia, any territory, dependency, colony or possession of the United States of America or of any foreign country if the laws under which said other corporation or corporations are formed shall permit such consolidation or merger.

          (12) To conduct its business in any and all of its branches and maintain offices both within and without the State of West Virginia, in any and all states of the United States, in the District of Columbia, in any or all territories, dependencies and in foreign countries.

          (13) To such extent as a business corporation organized under the general corporation laws of the State of West Virginia may now or hereafter lawfully do, to do, either as principal or agent or partner and either alone or through subsidiaries or in connection with other persons, firms, associations or corporations, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or designed directly or indirectly to promote the interests of the corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights and privileges which a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of West Virginia.

          (14) Whenever the context permits, the following provisions shall govern the construction of the paragraphs of these purposes; no specified enumeration shall be construed as restricting in any way any general language; any word, whether in the singular or plural shall be construed to mean both the singular and the plural; any phrase in the conjunctive or in the disjunctive shall include both the conjunctive and disjunctive; the mention of the whole shall include any part or parts; any one or more or all of the purposes set forth may be pursued from time to time and whenever deemed desirable; verbs in the present or future tense shall be construed to include both the present and future tenses or either of them.

IV.

          The amount of the total authorized capital stock of said corporation shall be One Million Dollars ($1,000,000.00), which shall be divided into ten thousand shares of the par value of One Hundred Dollars ($100.00) each.

          No stockholder of the corporation shall, because of his ownership of stock, have a preemptive or other right to purchase, subscribe for, or take any part of any stock of this corporation, or any part of the options, warrants, notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock or this corporation issued, optioned, or sold by it. Any part of the capital stock and any part of the options, warrants, notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock of the corporation authorized by this amended and restated charter or by future amendments thereto, may at any time be issued, optioned for sale, and sold or disposed of by the corporation pursuant to a resolution of its Board of Directors to such persons and upon such terms as may to such Board seem proper without first offering such stock or securities or any part thereof to existing stockholders.

          When as a result of a stock dividend, stock split, merger, or otherwise, a shareholder shall be entitled to receive a fraction of a share of stock, the corporation may, at its option, either (a) issue such fractional share, (b) pay in lieu of such fractional interest an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share, as determined by the Board of directors, or (c) issue scrip of the corporation in respect of such fractional interest, to the nearest one-hundredth of a share. Such scrip shall be nondividend-bearing and nonvoting, shall be exchangeable in combination with other similar scrip for the number of full shares represented thereby, shall be issued in such denominations and in such form, shall expire after such reasonable time (which shall be not less than two years from the date of issue, may or may not contain such provisions for sale for the account of the holders of such scrip of shares for which such scrip is changeable, and shall be subject to such other terms and provisions, if any, as the Board of Directors may from time to time determine prior to the issue thereof.

V.

          The existence of this corporation is to be perpetual.

VI.

          The Board of Directors shall have power, without stockholder action:

          (1) To make Bylaws for the corporation, and to amend, alter or repeal any Bylaws; but any Bylaws made by the directors may be altered, amended, or repealed by the stockholders at any meeting.

          (2) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.

          (3) To issue and dispose of any of the authorized and unissued shares of stock of the corporation, including fractional shares, and create optional rights to purchase of subscribe for shares of stock of the corporation; such stock may be issued and disposed of for such consideration, including cash, property or services or any combination thereof, and to such persons, firms and corporations, and such optional rights may be created, and warrants, options or other evidence of such rights issued, on such terms, for such consideration, and in such manner, as may be determined by resolution adopted by said Board of Directors, subject to any provisions of law then applicable.

          (4) To assume and have the entire control and management of the corporation, its property and services.

          The powers and authorities herein conferred upon the Board of Directors are in furtherance and not in limitation of those conferred by the laws of the State of West Virginia. In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of West Virginia, of this amended and restated charter and of the Bylaws of the corporation.

VII.

          To the extent that such right may validly be reserved under Section 6_ and other applicable sections of Article 1, Chapter ___ of the Code of West Virginia, 1931, as amended, the corporation hereto reserves the right at any time and from time to time to amend, alter, change and repeal any provision contained in this amended and restated charter and any amendments thereto by the affirmative vote of a majority of the validly issued and outstanding capital stock of this corporation, and to add to or insert in these articles of incorporation by a like vote any provisions authorized by the laws of the State of West Virginia.

VIII.

          This corporation is authorized to hold not more than thirty thousand (30,000) acres of land in the State of West Virginia.

          The amendments herein contained and the rested charter as amended were prepared by the firm of Jackson, Kelly, Holt and O’Farrell, Kanawha Valley Building, Charleston, West Virginia.

          Given under my hand and the seal of this corporation the [illegible] day of June, 1972.

/s/ Paul Morton Paul Morton, President

STATE OF WEST VIRGINIA
CERTIFICATE

          I, Ken Hechler, Secretary of State of the State of West Virginia, hereby certify that the following is a true and correct copy of the articles of merger of:

RELIABLE SUPPLY COMPANY, A WEST VIRGINIA CORPORATION AND CANNELTON INDUSTRIES, INC., A WEST VIRGINIA CORPORATION DULY SIGNED AND VERIFIED PURSUANT TO THE PROVISIONS OF SECTION 119, ARTICLE 1, CHAPTER 31 OF THE CODE OF WEST VIRGINIA, 1931, AS AMENDED, HAVE BEEN RECEIVED AND ARE FOUND TO CONFORM TO LAW.

ACCORDINGLY, I HEREBY ISSUE THIS CERTIFICATE OF MERGER, MERGING RELIABLE SUPPLY COMPANY WITH AND INTO CANNELTON INDUSTRIES, INC., THE SURVIVOR, AND ATTACH A DUPLICATE ORIGINAL OF SAID ARTICLES OF MERGER AS APPEARS FROM THE RECORDS OF MY SAID OFFICE.

          Given under my hand and the Great Seal of the State of West Virginia, on this THIRTY-FIRST day of DECEMBER, 1987.

/s/ Ken Heckler Secretary of State

(SEAL)

ARTICLES OF MERGER
OF
RELIABLE SUPPLY COMPANY
AND
CANNELTON :INDUSTRIES, INC.

          Pursuant to the provisions of Section 119, Article 1, Chapter 31 of the Code of West Virginia, Reliable Supply Company and Cannelton Industries, Inc., both corporations organized under the laws of the State of West Virginia, adopt the following Articles of Merger for the purpose of merging Reliable Supply Company with and into Cannelton Industries, Inc., with Cannelton Industries, Inc. being the corporation surviving the merger.

           FIRST: The following Plan of Merger was adopted by the Board of Directors of Cannelton Industries, Inc. by an unanimous vote and in the manner prescribed by Section 119, Article 1, Chapter 31 of the Code of West Virginia:

PLAN OF MERGER
OF
RELIABLE SUPPLY COMPANY
INTO
CANNELTON INDUSTRIES, INC.

          1. Reliable Supply Company, a wholly owned subsidiary of Cannelton Industries, Inc. and a corporation organized, existing and in good standing under the laws of the State of West Virginia (“Subsidiary”), shall be merged with and into Cannelton Industries, Inc., the sole shareholder of Reliable Supply Company and a corporation organized, existing and in good standing under the laws of the State of West Virginia (“Surviving Corporation”), pursuant to Chapter 31, Article 1, Section 119 of the Code of West Virginia, as amended.

          2. Contemporaneously with, and incident to, the merger, all the shares of the issued and outstanding stock of the Subsidiary shall be surrendered and cancelled; and, in exchange for the stock of the Subsidiary cancelled in the merger, the Subsidiary shall transfer all assets, obligations and liabilities of the Subsidiary to the Surviving Corporation.

          3. The proper officers of the Surviving Corporation are authorized and directed to execute on behalf of said Surviving Corporation Articles of Merger merging the Subsidiary into the Surviving Corporation and to file the same in the office of the Secretary of State of the State of West Virginia and such other public offices as may be required or deemed appropriate.

          4. The proper officers of the Subsidiary shall execute and duly acknowledge on behalf of the Subsidiary, such confirmatory deed or deeds of all the corporation’s real estate or other property reflecting the conveyance and transfer thereof to the Surviving Corporation, which documents shall be duly recorded, all as provided by Chapter 31, Article 1, Section 37 of the Code of West Virginia and other applicable provisions of law.

          5. The proper officers of the Subsidiary and Surviving Corporation shall execute such other confirmatory instruments evidencing the transfer of all assets and properties of the Subsidiary to the Surviving Corporation or evidencing such other actions and things in connection therewith as they shall deem appropriate and make such certifications, take such other actions and do such other actions as may be necessary or convenient to accomplish the purposes of this plan.

          6. The charter, bylaws, officers and directors officers and directors of Cannelton Industries, Inc. shall be the charter, bylaws, officers and directors of the Surviving Corporation.

          7. The merger shall be effective December 31, 1987.

           SECOND: The Subsidiary has a single outstanding class of common stock. The number of authorized shares is one hundred. The Surviving Corporation owns all one hundred issued and outstanding shares of its authorized stock.

           THIRD: The sole shareholder of the Subsidiary, the Surviving Corporation, waived the mailing of the Plan of merger.

Dated: December 31, 1987.

(SEAL)	CANNELTON INDUSTRIES, INC. By: /s/ Allen S. Park Its President By: /s/ William C. Miller II Its Secretary

STATE OF WEST VIRGINIA

COUNTY OF KANAWHA, to-wit:

          I, ___. Francis Smith, a Notary Public, do hereby certify that on the 31st day of December, 1987, personally appeared before me Allen S. Pack, who being by me first duly sworn, declared that he is the President of Cannelton Industries, Inc. and that he signed the foregoing Articles of Merger as President of such corporation and that the statements therein contained are true.

My Commission expires: June 26, 1990	/s/ ___. Francis Smith Notary Public

(SEAL)

STATE OF WEST VIRGINIA

COUNTY OF KANAWHA, to-wit:

          I, ___. Francis Smith, a Notary Public, do hereby certify that on the 31st day of December, 1987, personally appeared before me William C. Miller II, who being by me first duly sworn, declared that he is the Secretary of Cannelton Industries, Inc. and that he signed the foregoing Articles of Merger as Secretary of such corporation and that the statements therein contained are true.

My Commission expires: June 26, 1990	/s/ ___. Francis Smith Notary Public

(SEAL)

ARTICLES OF MERGER PREPARED BY:
David Allen Barnette, Esquire
JACKSON, KELLY, HOLT & O'FARRELL
1600 Laidley Tower
P. O. Box 553
Charleston, West Virginia 25322

STATE OF WEST VIRGINIA
CERTIFICATE

          I, Ken Hechler, Secretary of State of the State of West Virginia, hereby certify that

Originals of the Articles of Amendment to the Articles of Incorporation of CANNELTON INDUSTRIES, INC. are filed in my office, signed and verified, as required by the provisions of Chapter 31, Article 1, Section 31 of the West Virginia Code and conform to law. Therefore, I issue this CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION of the corporation, to which I have attached a duplicate original of the Articles of Amendment.

          Given under my hand and the Great Seal of the State of West Virginia, on this ELEVENTH day of SEPTEMBER, 1987.

/s/ Ken Heckler Secretary of State

(SEAL)

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION
CANNELTON INDUSTRIES, INC.

          Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

           First: The name of the corporation is Cannelton Industries, Inc.

          Second: The following Amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on September 10, 1987 in the manner prescribed by Section 107, Article 1, Chapter 31 of the Code of West Virginia:

RESOLVED, That the Articles of Amendment of the corporation be amended to increase the authorized capital stock from One Million Dollars $1,000,000) being Ten Thousand $10,000 shares of a par value of One Hundred Dollars ($100) per share to Three Million Dollars ($3,000,000) being Thirty Thousand (30,000) shares of a par value of One Hundred Dollars ($100) per share.

           Third: The number of shares of the corporation outstanding at the time of such adoption was 5,500 and the number of shares entitled to vote thereon was 9,500.

           Fourth: The number of shares voted for such Amendment was 9,500 and the number of shares voted against such Amendment was 0.

Dated: September 10, 1987.

CANNELTON INDUSTRIES, INC. By: /s/ A. S. Pack President By: /s/ W. C. Miller, II Secretary

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA, to-wit:

          I, Patricia A. Bennett, a Notary Public, do hereby certify that on this 10th day of September, 1987, personally appeared before me A. S. Pack, who, being by me first duly sworn, declared that he is President of Cannelton Industries, Inc., that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission expires: May 24, 1994	/s/ Patricia A. Bennett Notary Public

(SEAL)

STATE OF WEST VIRGINIA
COUNTY OF KANAWHA, to-wit:

          I, Patricia A. Bennett, a Notary Public, do hereby certify that on this 10th day of September, 1987, personally appeared before me W. C. Miller, II, who, being by me first duly sworn, declared that he is Secretary of Cannelton Industries, Inc., that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission expires: May 24, 1994	/s/ Patricia A. Bennett Notary Public

(SEAL)

This Document Prepared By:
Louis S. Southworth, II
JACKSON, KELLY, HOLT & O'FARRELL
1600 Laidley Tower
P. O. Box 553
Charleston, West Virginia 25322